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NUMBER                                                                    SHARES


CS


COMMON STOCK                                                        COMMON STOCK



                                  BIGMAR INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



                                                                CUSIP 08989 3101

THIS IS TO CERTIFY THAT





is the owner of


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE $.01 PER
                                   SHARE, OF
                                  BIGMAR, INC.

(hereinafter the 'Corporation') transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

     This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Restated and Amended Certificate of Incorporation of the Corporation and Restated Bylaws, as now or hereafter amended, to all of which the holder of this certificate, by acceptance hereof, assents.

     This certificate is not valid until countersigned and registered by the Transfer Agent.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and its facsimile corporate seal to be hereunto affixed.


Dated

                              [CORPORATE SEAL]



/s/ Michael K. Medors                              /s/ John G. Tramontana

       SECRETARY                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
  AMERICAN STOCK TRANSFER & TRUST COMPANY
                                TRANSFER AGENT
BY


                          AUTHORIZED SIGNATURE
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                                  BIGMAR, INC.

     The corporation is authorized to issue more than one class or series of stock. The corporation will furnish without charge to each stockholder upon written request the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the corporation as set forth in the Restated and Amended Certificate of Incorporation of the corporation and amendments thereto filed with the Secretary of State of the State of Delaware. Such request may be made to the office of the transfer agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM  --as tenants in common             UNIF GIFT MIN ACT -- ________ Custodian _______
   TEN ENT  --as tenants by the entireties                           (Cust)            (Minor)
   JT TEN   --as joint tenants with right                           under Uniform Gifts to Minors
              of survivorship and not as
              tenants in common                                     Act ________________________
                                                                                (State)
   COM PROP --as community property

     Additional abbreviations may also be used though not in the above list.

     For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

|______________________________|________________________________________________
________________________________________________________________________________
    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                    ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________
     ____________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _______________________________

                           ____________________________________

Signature(s) Guaranteed:
_______________________________________________________________
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER AND MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN
RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED) WHICH MAY INCLUDE A COMMERCIAL BANK OR TRUST COMPANY, SAVINGS ASSOCIATION, OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.





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